Exhibit 99.2

FMW Media, Inc.’s New to The Street TV Announces Its 5 TV Interviews Being Broadcasted on Fox Business Network, Tonight, Monday, August 16, 2021 @ 10:30 PM PT and Tomorrow, Tuesday, August 17, 2021 @ 10:30 PM PT

Press Release | 08/16/2021

NEW YORK, Aug. 16, 2021 (GLOBE NEWSWIRE) – FMW Media’s New to The Street TV broadcasting its national syndicated show, tonight, Monday, August 16, 2021 at 10:30 PM PT and tomorrow, Tuesday, August 17, 2021 at 10:30PM PT on Fox Business Network.

New To The Street’s 215th TV show airs tonight, Monday, August 09, 2021, 10:30PM PT, features the following 4 Companies and their business representatives:

1). Altitude International, Inc.’s (OTCQB: ALTD) interview with Mr. Greg Breunich, CEO

2). BlockQuake Holdings, LLC.’s interview with Mr. Antonio Brasse, Co-founder & CEO

3). Cryptocurrency, Kylin Network’s (CRYPTO:KYL) ($KYL) interview with Mr. Dylan Dewdney, Project Lead & C-Founder

4). Cryptocurrency, StackOS’ (CRYPTO:STACK) ($STACK) interview with Vishnu Korde, CEO and Chief Architect

5). GlobeX Data Ltd’s. (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT) interview with Mr. Alain Ghiai, CEO

New to The Street TV’s tonight show, Monday, August 16, 2021 welcomes Mr. Greg Breunich, CEO, Altitude International, Inc. (OTCQB:ALTD) who talks to the televised audiences about ALTD’s specialized and uniquely engineered products and services. He provides in-depth dialog about the Company and its subsidiaries as it pertains to the core business of wellness and athletic training. Mr. Breunich highlights the Company’s Trident’ Water subsidiary that manufactures a variety of atmospheric water generators, air-to-water machines which pulls and purify water from the atmosphere. He mentions ALTD’s impressive list of clients, which includes US Government entities.

Mr. Antonio Brasse, Co-founder & CEO, BlockQuake Holdings LLC. appears on tonight’s Monday, August 16, 2021, New to The Street TV show. Mr. Brasse talks in-depth discussion to the televised audience about their Company’s crypto exchange platform, and its unique characteristics which provide end-user confidence in trading a basket of cryptocurrencies on their exchange. He gives information about their upcoming token offering and their progress with the necessary regulatory approvals.

Cryptocurrency, Kylin Network’s (CRYPTO:KYL) ($KYL) Project Lead & Co-Founder, Mr. Dylan Dewdney, comes on tonight’s, Monday, August 16, 2021. Mr. Dewdney explains Kylin Network’s business strategy which utilizes unique analytical tools, decentralized data protocols and data exchange / pricing. He gives in-depth discussion to our TV audience about the architecture of the $KYL token.

Tonight, Monday August 16, 2021, New to the Street TV welcomes Mr. Vishnu Korde, CEO and Chief Architect at StackOS’ (Crypto:STACK) ($STACK). Mr. Korde provides to the New to The Street TV views about “STACK”. He provides the viewers with information about how individuals can utilize StackOS’ open and decentralized cloud app which can be deployed as any full-stack application, decentralized app (DApps) and blockchain. He explains that StackOS app comes with a multitude of functionalities that can help you or your business in anonymous and quick blockchain development.

Once again on tonight’s Monday, August 16, 2021, New to The Street TV show, Mr. Alain Ghiai, CEO, GlobeX Data, Ltd (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT). Alian Ghiai, again, gives Jane King, TV host, more pivotal information to viewers about their business and their plans to grow the Company. He provides in-depth discussion of the Company’s successful growth of its secure and encrypted software solutions, SekurSafe® and Sekur®. He gives very specific and interesting dialog about keeping their clients’ business communications and data safe while utilizing Swiss Privacy Laws.

New To the Street’s 216th TV shows airs, tomorrow, Tuesday night, August 17, 2021, 10:30PM PT, features the following 5 Companies and their business representatives:

1). Pharmagreen Biotech, Inc.’s (OTCPINKS:PHBI) interview with Peter Wojcik, CEO

2). TGI Solar Power Group, Inc.’s (OTCMKTS:TSPG) interview with Mr. Henry Val, CEO

3). Cryptocurrency – Paypolitan’s (CRYPTO: EPAN) ($EPAN) interview with Nils Tharandt Ortiz, CEO and Co-founder.

4). Cryptocurrency IAGON’s (CRYPTO:IAG) ($IAG) interview with Dr. Navjit Dhaliwal, CEO

5). StrikeForce Technologies, Inc.’s (OTCQB:SFOR) interviews with both Mr. Mark Kay, CEO and Mr. George Waller Executive Vice-President

Mr. Peter Wojcki, CEO of Pharmagreen Biotech, Inc., (OTCPINKS: PHBI), appears on tomorrow’s Tuesday, August 17, 2021, New to The Street TV. Mr. Wojcki talks to the TV audience about the Company becoming one of the largest producers of hemp starter plantlets to meet the rapidly increasing hemp market demand for high CBD products. Mr. Wojcki explains the increasing demand for the Company’s products in the rapidly evolving hemp agricultural products marketplaces.

Mr. Henry Val, CEO of TGI Solar Power Group, Inc.’s (OTCMKTS:TSPG) joins the New to The Street TV show on Tuesday night, August 17, 2021. Mr. Val’s interview talks to viewer about the Company’s emerging and disruptive leadership in developing new ways for humanity to live in sustainable and “green” communities. And, Mr. Val gives a further discussion about their on-going activities on the TSPG’s on the development of their first project in Yucatan Peninsula, Mexico.

Back again on Tuesday Night, August 17, 2021, New to The Street TV interviews Mr. Nile Tharandts Ortiz, the CEO and Co-founder of Paypolitan (CRYPTO: EPAN) ($EPAN). Nile walks the New to The Street TV audience through the evolution and development of Paypolitan blockchain technology. In particular, he talks on “how” individual users can see all their crypto accounts on one screen and easily access to their current traditional bank accounts. He shares his industry views and comments on trends on people becoming more comfortable with blockchain transactions and the trust in transfer of money using new blockchain platforms.

On Tuesday night, August 17, 2021, New to The Street TV welcomes Dr. Navjit Dhaliwal, CEO at IAGON (CRYPTO:IAG) ($IAG). Dr. Dhaliwal talks about the uniqueness of IAGONs blockchain technology, and how its cloud base growing ecosystem gives users tamper-proof security. He provides specifics about Iagon’s decentralized services and its AI learning capabilities which give crypto miners and operators storage and processing. He explains the IAGON token and how it is distributed by and to their end-users.

New to the Street TV on Tuesday night, August 17, 2021, welcomes the interviews with StrikeForce Technologies, Inc.’s (OTCQB:SFOR) Mr. Mark Kay, CEO and Mr. George Waller, Executive Vice-President. Both of these Company’s executives talk to New to The Street TV about SFOR’s cyber security products and services that provides next-gen cyber, privacy and data protection solutions for business and home users. During the interview, they talk about the Company’s recently launched v2.1 for secure video conferencing which combines the reliability and scalability of their secure SafeVchat Meetings product.

About Altitude International, Inc. (OTCQB: ALTD):

Altitude International, Inc. (OTCQB: ALTD) is a multi-discipline enterprise which blends income streams from performance-based education, sports, arts, science, and technology. Their go-to-market method through packaged tuition-oriented services, chargeable support services, and actual product system sales provides products and services for individuals, corporations and governments. ALTD’s multi-discipline approach consists of wholly owned stand-alone academies, wellness, and manufacturing/assembly facilities. These operations generate reoccurring year-on-year revenue and represent best-in-class high-performance methodology/protocols for training, education, and therapy environments; hypoxic training chambers, air-to-water machines, sports training and educational institutions, and wellness education- https://altitude-international.com/

About BlockQuake Holdings LLC:

BlockQuake Holdings, Inc. was formed in early 2018 to address the need for trust and transparency in the blockchain and cryptocurrency communities through the development of a centralized cryptocurrency trading exchange platform. The Company’s mission is to be the unified trading platform for digital assets that is trusted by all facets of the trading and investing communities. The BlockQuake team understands the issues that exist in the digital asset space ranging from cybersecurity, to maintaining multiple trading accounts, to a lack of fiat onramps and trading pair options. As a One-Stop Shop, BlockQuake’s trading platform fills this void. BlockQuake’s global Exchange will provide traders with multiple fiats paired with multiple cryptocurrencies – which in turn can be paired against alternative cryptocurrencies. BlockQuake continue to onboard fiats and list more and more cryptos, its users will have the most trading options on a single platform. Powered by a team that has traditional financial backgrounds with experience in audit, compliance, and regulation, BlockQuake wants to provide its users with the same level of trust and transparency they’ve experienced with traditional financial markets - https://www.blockquake.com/.

New to The Street TV welcomes Mr. Dylan Dewdney, Project Lead & Co-Founder at Kylin Network’s (CRYPTO:KYL) ($KYL). Mr. Dewdney explains Kylin Network’s business strategy which utilizes unique analytical tools, decentralized data protocols and data exchange / pricing. He gives in-depth discussion to our TV audience about the architecture of the $KYL token.

About Kylin Networks (CRYPTO:KYL) ($KYL)

Kylin Networks (CRYPTOLKYL) ($KYL) aim to build a cross-chain platform, powering the data economy on Polkadot by offering any applications and blockchain instantaneously but reliable and valid on/off-chain market date and social data. Kylin Network represents extensibility and a synergistic increase to the off-chain workers capability as it will provide not only access, management, insights, coordination to a greater array of data sources, but bolster validity and decentralization of the data sources themselves. Using the Polkadot/Substrate framework, Kylin Network can ensure cost-effective solution that data customers and Dapp Builders can use over centralized sources. The architecture at Kylin Network includes 4-major components, Kylin Data Analytics, Kylin Data Oracle, Kylin Data Marketplace, and Kylin Token KYL ($KYL) - https://kylin.network/ & https://www.kylin.network/video/kylin.mp4.

About StackOS (Crypto:STACK) ($STACK):

StackOS comes with a multitude of functionalities that can help you or your business in anonymous and quick blockchain development. StackOS is created by a community of developers around the world, living in USA, Europe, South Korea and India. You can stake STACK tokens, Ethereum, NEO and Gas for a claim on Memory, CPU, disk space and bandwidth on the StackOS’ decentralized cloud. As resources are consumed on the network, the locked in crptos are shared amongst the StackOS nodes that are running the network. Application in the StackOS are deployed as a container using docker images. The ability to use all existing and publicly available docker images, and its support for any programming language make StackOS the most easy to use technology in the blockchain space. End-users can deploy private testnets of Ethereum, NEO and other popular blockchains to privately test their DApps – https://www.stackos.io/.

About GlobeX Data Ltd. (OCTQB:SWISF) (CSE:SWIS) (FRA:GDT)

GlobeX Data Ltd. (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT) is a Cybersecurity and Internet Privacy provider of Swiss hosted solutions for secure communications and secure data management. The Company distributes a suite of secure messaging applications, encrypted e-mails, secure communications and secure data management tools, using Swiss privacy laws, proprietary technology and its own independent platform, away from big techs hosting platforms. GlobeX Data Ltd. sells its products through its approved wholesalers and distributors, and telecommunications companies worldwide. GlobeX Data Ltd. serves consumers, businesses and governments worldwide - https://globexdata.com. Sekur® is a Swiss secure communications application offering secure and private messaging, emails, voice messages, self-deleting messages, and file transfers from any mobile device, tablet, or desktop. Sekur users can communicate with Sekur and with non-Sekur users, through its unique Chat-By-Invites feature and SekurSend email system. All data traffic stay in GlobeX Data’s Swiss hosted servers, using its proprietary HeliX technology, military grade encryption and benefiting from Swiss Privacy Laws – https://sekur.com. Twitter: @globexdata.

About Pharmagreen Biotech, Inc.:

Pharmagreen Biotech, Inc., is a publicly traded (OTC PINKS: PHBI) company. Pharmagreen is a Company focused on the CBD hemp industry for the production and supply of starter plantlets through a proprietary tissue culture process with the opportunity to become one of the largest players globally. Pharmagreen’s mission is to advance the technology of tissue culture science and to provide the highest quality 100% germ free, disease free and all genetically the same plantlets to CBD hemp farmers and other flora while offering full spectrum DNA testing for plant identification, live genetics preservation using tissue cultures in low temperature storage for all plant species; extraction of botanical oils mainly CBD oil, and to deliver laboratory based services to the North American Cannabis and agriculture sectors. For further information on the company please visit www.pharmagreen.ca.

About TGI Solar Power Group, Inc. (OTCMKTS:TSPG):

TGI SOLAR POWER GROUP INC. is a diversified holding company. The Company offers its products and services to clients on a worldwide basis and currently maintains JVs and strategic alliances with installation, integration and energy consulting firms. TGI’s strategy is to acquire new-patented technologies, components, processes, designs and methods with commercial value that will give market advantage and generate shareholder value- https://www.tgipower.com/

About Paypolitan ($EPAN):

Paypolitan’s (CRYPTO: EPAN) ($EPAN) platform will use blockchain technology, smart contracts and open banking APIs to provide a next-gen payment solution that meets the needs of modern payment systems for businesses and customers - https://paypolitan.io/#rec242830421

About IAGON (CRYPTO:IAG) ($IAG):

IAGON (CRYPTO:IAG) ($IAG) is an Open Source platform for harnessing the storage capacities and processing power of multiple computers over a decentralized Blockchain grid. IAGON enables to store big data files and repositories, as well as smaller scales of files, and to carry out complex computational processes, such as those needed for artificial intelligence and machine learning operations, within a fully secure and encrypted platform that integrates blockchain, cryptographic and AI technologies in a user-friendly way. IAGON’s major aim is to revolutionize the cloud and web services market by offering a decentralized grid of storage and processing. By joining the unused storage capacity in servers and personal computers and their processing power, we can create a super-computer and super data center that can compete with any of the current cloud computing moguls. Our token-based economy is based on computer, server and data center owners who join the storage and processing power grids. In return for sharing the capabilities of their machine, they will be granted IAGON tokens that can be traded back to fat money, while any party who wishes to utilize their capabilities will purchase IAGON tokens to distribute them to the parties that provide their services to the grid - https://iagon.com/.

About Strike Force Technolgoies, Inc. (OTCQB:SFOR):

StrikeForce Technologies, Inc. (OTCQB:SFOR) provides a suite of online products that helps prevent cyber theft and data breaches by protecting customers, employees and partners in real time at every vulnerable point. Our Products are: ProtectID®: offers 2-factor “Out-of-Band” authentication across many methods and devices for protection. Methods that is preferable and low cost for delivering One Time Passwords (OTP). This approach leverages a 2nd network for entering or receiving passwords, which locks out hackers even if they have your username and password. Service is available for in-house, Cloud Service or hybrid. (Patent Nos.: 7870599 & 8,484,698 & 8,713,701). GuardedID®: a keyboard encryption and anti-keylogger that functions at the keyboard level, preventing keyloggers (viruses like Zeus, etc.) from stealing login and confidential information. This has become the #1 Consumer Threat noted by the FBI and the 2010-2013 Verizon Data Breach Reports. Three Patents for keystroke encryption, US Patents 8,566,608; 8,732,483; and 8,973,107 and two pending patents. MobileTrust® is an iPhone/iPad and Android all devices password vault that includes a strong password generator. MobileTrust also includes a Mobile Multi-Factor OTP authenticator and keystroke encryption between its virtual keyboard and secured browser, which is critical to all confidential online transactions and other features (One International Patent Pending). Our new product secure SafeVchat is a video conferencing product -https://www.strikeforcetech.com/.

About FMW Media:

FMW Media operates one of the longest-running U.S and International sponsored and Syndicated Nielsen Rated programming T.V. brands “New to the Street,” and its blockchain show “Exploring The Block.” Since 2009, these brands run biographical interview segment shows across major U.S. Television networks. The TV platforms reach over 540 million homes both in the US and international markets. FMW recently added Newsmax to its broadcasting platform with its first show broadcasted Sunday, December 27th. The NEWSMAX New to The Street show is syndicated on Sundays at 10 AM EST. FMW is also one of the nation’s largest buyers of linear Television long and short form – https://www.newsmaxtv.com/Shows/New-to-the-Street https://www.newtothestreet.com/.

Forward-Looking Statements Disclaimer:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results achieved. This press release should be considered in light of all filings of the Company contained in the Edgar Archives of the Securities and Exchange Commission at www.sec.gov.

FMW Media Contact:

Bryan Johnson

+1 (631) 766-7462

Bryan@NewToTheStreet.com

And

“New to The Street” Business Development office

Support@NewToTheStreet.com

1-516-695-5900